SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 25, 1999
                                                        ----------------

                              NTL (BERMUDA) LIMITED
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               (Exact Name of Registrant as Specified in Charter)


   Bermuda                            0-24521                  Not Applicable
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 (State or Other                     (Commission            (IRS Employer
  Jurisdiction of                      File Number)          Identification No.)
    Incorporation)


Cedar House, 41 Cedar Ave., Hamilton, Bermuda                       HM 12
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(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's Telephone Number, including area code (441)295-2244
                                                           --------------

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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
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     On  August  25,  1999 NTL  Incorporated  ("NTL")  announced  that  Telewest
Communications PLC exercised its right to purchase all of NTL's shares of Cable London PLC and all of NTL's related rights and interests for the purchase price of approximately 428 million pounds sterling(approximately $685 million) in cash. The purchase price implies a total enterprise value for Cable London of approximately 1 billion pounds sterling(approximately $1.6 billion).




Item 7.   Financial Statements and Exhibits
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          Exhibits

99.1     Press release, issued August 25, 1999

                                  SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                NTL (BERMUDA) LIMITED
                                                (Registrant)


                                                By: /s/ Richard J. Lubasch
                                                --------------------------
                                                Name:  Richard J. Lubasch
                                                Title: Executive Vice President-
                                                          General Counsel


Dated: September 17, 1999

                                  EXHIBIT INDEX
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Exhibit                                               Page
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99.1     Press Release issued, August 25, 1999